SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reporte25-Apr-01

Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2001-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-49820          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On April 25, 2001 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Apr-01
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Repo   25-Apr-01


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2001-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:  April 25, 2001

DISTRIBUTION SUMMARY

                        Beginning             Current Peri      Accrued
          Original Current Princip Principal  Pass-Through     Interest
Class  Face Value          Amount Distribution       Rate Distributed (1
A      151552000.00   138086554.76  6654980.06    7.50000%     863040.97
A-IO     5262224.00     4823553.13        0.00    7.50000%      30147.21
M-1      4341350.00     4341350.00        0.00    7.50000%      27133.44
M-2      1973340.00     1973340.00        0.00    7.50000%      12333.38
X      157866740.27   144706593.75        0.00         -        35734.42
R             50.00           0.00        0.00    7.50000%          0.00
TOTAL  157866740.00   144401244.76  6654980.06                 968389.42




                     Certificate      Ending
     Realized Loss       Interest Current Prin
         Principal     Shortfall      Amount
Class
A              N/A            N/A 131431574.70
A-IO           0.00           0.00  4606485.05
M-1            0.00           0.00  4341350.00
M-2            0.00           0.00  1973340.00
X              0.00           0.00138194551.38
R              0.00           0.00        0.00
TOTAL          0.00           0.00137746264.70


AMOUNTS PER $1,000 UNIT

                                                 Interest        Ending
                             Prin         Int Carry-forwar    Curr Prin
ClassCusip           Distribution Distribution     Amount        Amount
A    22540AVR6        43.91218893  5.69468545  0.00000000  867.23748088
A-IO 22540AVU9         0.00000000  5.72898645  0.00000000  875.38748750
M-1  22540AVS4         0.00000000  6.25000058  0.00000000 1000.00000000
M-2  22540AVT2         0.00000000  6.25000253  0.00000000 1000.00000000
X    N/A               0.00000000  0.22635814  0.00000000  875.38737510
R    22540AVV7         0.00000000  0.00000000  0.00000000    0.00000000



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2001-1


                        By: /s/ Mary Fonti
                        Name:  Mary Fonti
                        Title:  Vice President
                        Bank One, NA